UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2018

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

40 Westminster Street, Providence, Rhode Island  02903

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02                                           Results of Operations and Financial Condition

On April 18, 2018, Textron Inc. (“Textron”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2018.  This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding Textron’s financial condition and results of operations is attached to the press release attached hereto as Exhibit 99.1.

Item 8.01                                           Other Events

Textron announced that it has reached a definitive agreement to sell its Tools & Test business to Emerson, a global technology and engineering company, for approximately $810 million in cash.  Included in the sale are all the Textron Tools & Test businesses and brands — Greenlee, Greenlee Communications, Greenlee Utility, HD Electric, Klauke, Sherman+Reilly, and Endura. The transaction is subject to regulatory approvals and other customary closing conditions, and is expected to close during the third quarter of 2018. Proceeds from the sale are expected to be used to fund additional share repurchases to offset the earnings impact related to the sale.

In connection with approving the divestiture, on April 16, 2018, Textron’s Board of Directors authorized the repurchase of up to 40 million shares of the company’s common stock. This repurchase plan is sufficient for repurchases related to the Tools & Test divestiture as well as to continue the company’s practice of repurchasing shares to offset the impact of dilution from stock-based compensation and benefit plans, and for opportunistic capital management purposes. The new authorization replaces a previous one, approved in January 2017, which was nearing completion.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Press release dated April 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

	By:	/s/ Mark S. Bamford
Mark S. Bamford
Vice President and Corporate Controller

Date: April 18, 2018